SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2003

FREEPORT-McMoRan COPPER & GOLD INC.

           Delaware

    1-9916

                            74-2480931

       (State or other

(Commission

        (IRS Employer

        jurisdiction of

  File Number)

         Identification

        incorporation or

         Number)

        organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5.  Other Events and Regulation FD Disclosure.

Freeport-McMoRan Copper & Gold Inc. issued a press release dated May 13, 2003 confirming that it has received a Grand Jury subpoena for the production of documents in connection with an anti-trust investigation of the copper concentrate industry (see Exhibit 99).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: /s/ C. Donald Whitmire, Jr.

     ----------------------------------------

           C. Donald Whitmire, Jr.

      Vice President and Controller -

         Financial Reporting

         (authorized signatory and

        Principal Accounting Officer)

Date:  May 14, 2003

Freeport-McMoRan Copper & Gold Inc.

Exhibit Index

Exhibit

Number

Description

99

Press release dated May 13, 2003 titled “Freeport-McMoRan Copper & Gold Inc. Confirms Request for Information About Copper Concentrate Industry.”